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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A No. 1, into the Company's previously filed Registration Statements File Nos. 33-60549, 33-68646, 33-68648, 33-86616,
33-93006 and 33-96950.





                                            ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
May 28, 1997





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